SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 1, 2001

                                                               CLIMACHEM, INC.

(Exact name of registrant as specified in its charter)

     Oklahoma                                                                                                    73-1528549
 (State or other                                    (Commission File                                 (IRS Employer
jurisdiction of                                      Number)                                             Identification No.)
 incorporation)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                                73107
 (Address of principal executive offices)                                                        (Zip Code)

Registrant's telephone number, including area code (405) 235-4546

                                                                       Not applicable

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

           On November 1, 2001, El Dorado Chemical Company ("EDC"), a wholly owned subsidiary of ClimaChem, Inc. (the "Company") which is a wholly owned subsidiary of LSB Industries, Inc., a Delaware corporation ("LSB") concluded a long term industrial grade ammonium nitrate supply agreement ("Supply Agreement") with Orica USA Inc. ("Orica"). Under the Supply Agreement, EDC will supply from its El Dorado, Arkansas plant approximately 200,000 tons of industrial grade ammonium nitrate per year, which is the plant's manufacturing capacity for that product, for a term of no less than five years. As part of the Supply Agreement, EDC will implement certain of Orica's proprietary ammonium nitrate manufacturing technology at EDC's Arkansas plant. In addition to the industrial grade ammonium nitrate products, EDC's Arkansas plant has manufacturing capacity for approximately 250,000 tons per year of agricultural grade ammonium nitrate products, 90,000 tons per year of concentrated nitric acid, and 100,000 tons per year of sulfuric acid.

          Also on November 1, 2001, EDC concluded the sale of its explosives distribution business to Orica and to Nelson Brothers, LLC. The total sales price for the distribution site was $3.5 million, $2 million of which was paid to EDC in the first quarter of 2001, which amount was applied to the total sales price. LSB will recognize a gain on the sale of these assets of approximately $2.8 million in the fourth quarter of 2001.

          Effective October 1, 2001, LSB's subsidiary, Cherokee Nitrogen Company ("CNC") concluded a long term 83% ammonium nitrate solution supply agreement with Nelson Brothers, LLC ("Sales Agreement"). Under the Sales Agreement, CNC will supply to Nelson Brothers, LLC its requirements of 83% ammonium nitrate solution from CNC's Cherokee, Alabama manufacturing plant for a term of no less than five years.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

                99.1  Asset Purchase and Sale Agreement, dated October 22, 2001, between Orica
                         USA, Inc., El Dorado Chemical Company, and Northwest Financial
                         Corporation was previously filed as Exhibit 99.1 to LSB Industries, Inc.'s
                         Form 8-K, dated October 1, 2001, and is incorporated herein by reference.
                         CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN
                         OMITTED AS IT IS THE SUBJECT OF A REQUEST BY THE
                         COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES
                         AND EXCHANGE COMMISSION UNDER THE FREEDOM OF
                         INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN
                         FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES
                         AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH
                         REQUEST.

               99.2  AN Supply Agreement, dated November 1, 2001, between Orica USA, Inc.
                        and El Dorado Chemical Company which was previously filed as Exhibit 99.2 to LSB Industries, Inc.'s Form 8-K, dated October 1, 2001, and is incorporated herein by reference. CERTAIN INFORMATION WITHIN THIS EXHIBIT
                        HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY
                        THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE
                        SECURITIES AND EXCHANGE COMMISSION UNDER THE FREEDOM
                        OF INFORMATION ACT. THE OMITTED INFORMATION HAS BEEN
                        FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES
                        AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH
                        REQUEST.

               99.3  Sales Agreement, dated October 1, 2001, between Nelson Brothers, LLC and
                        Cherokee Nitrogen Company, which was previously filed as Exhibit 99.3 to
                        LSB Industries, Inc.'s Form 8-K, dated October 1, 2001, and is incorporated herein by reference. CERTAIN INFORMATION WITHIN THIS EXHIBIT
                        HAS BEEN OMITTED AS IT IS THE SUBJECT OF A REQUEST BY
                        THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE
                        SECURITIES AND EXCHANGE COMMISSION UNDER THE
                        FREEDOM OF INFORMATION ACT. THE OMITTED INFORMATION
                        HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE
                        SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF
                        SUCH REQUEST.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: December 28, 2001.

                                                                                 CLIMACHEM, INC.

                                                                                  By:    /s/ Tony M. Shelby
                                                                                        Tony M. Shelby,
                                                                                        Vice President and
                                                                                        Chief Financial Officer